IN THE UNITED STATES DISTRICT COURT
             FOR THE NORTHERN DISTRICT OF TEXAS
                     FORT WORTH DIVISION

21st CENTURY TECHNOLOGIES,
INC. and TRIDENT
TECHNOLOGIES, INC.,

               Plaintiffs,

V.                                   Civil Action No. 401-CV-0338-Y

DOUG SPRING and BUREN PALMER, II

               Defendants.


                  PLAINTIFFS' COMPLAINT AND
              APPLICATION FOR INJUNCTIVE RELIEF

     Plaintiffs  21st  Century  Technologies,  Inc.   ("21st

Century")   and   Trident  Technologies,  Inc.   ("Trident")

(collectively   "Plaintiffs"),  for  their   Complaint   and

Application  for  Injunctive Relief against Defendants  Doug

Spring   ("Spring")   and   Buren  Palmer,   II   ("Palmer")

(collectively  "the  Defendants"),  allege  and   state   as

follows:



                           PARTIES

     1.    Plaintiff  21st  Century is a Nevada  Corporation

with its principal place of business in Haltom City, Tarrant

County, Texas. 21st Century is therefore a citizen of Nevada and Texas.

     2.    Plaintiff Trident is a wholly-owned subsidiary of

21st  Century  with  its  principal  place  of  business  in

Virginia  Beach, Virginia and its manufacturing facility  in

Fort  Worth,  Tarrant County, Texas. Trident is therefore  a citizen of Virginia and Texas.

     3.    Defendant  Spring  is an individual  residing  in

Denham  Springs,  Louisiana.  Spring  is  amenable  to   the

jurisdiction  of this Court and to service of process  under

TEX.  CIV.  PRAC. & REM. CODE  17.041-045 (the "Texas  Long-

Arm  Statute"). At all times relevant to this action, Spring conducted business in the State of Texas as provided in  the

Texas  Long-Arm Statute. Spring has committed torts in whole or  in  part  in  Texas,  as set  out  more  fully  in  this

Complaint.  Spring  also contracted with  21st  Century  and

Trident and those agreements required Spring to perform  his obligations  in  whole or in part in Texas. This  proceeding arises  out  of  the  business  done  in  Texas  by  Spring.

Accordingly, the Secretary of State of Texas is an agent for service  of process upon Spring.  The Secretary of State  of

Texas  may forward the Citation and this Complaint to Spring at  his  home  or home office address, 10320 Lonepine  Road,

Denham Springs, Louisiana.

     4.    Defendant  Palmer  is an individual  residing  in

Walker,  Louisiana and is therefore a citizen of  Louisiana.

Palmer is amenable to the jurisdiction of this Court and  to service  of  process  under TEX.  CIV.  PRAC.  &  REM.  CODE

17.041-045  (the  "Texas Long-Arm Statute").  At  all  times relevant  to this action, Palmer conducted business  in  the

State  of  Texas as provided in the Texas Long-Arm  Statute.

Palmer has committed torts in whole or in part in Texas,  as set out more fully in this Complaint. Palmer also contracted with  21st Century and Trident and those agreements required

Palmer  to  perform his obligations in whole or in  part  in

Texas.   This proceeding arises out of the business done  in

Texas  by  Palmer. Accordingly, the Secretary  of  State  of

Texas  is  an agent for service of process upon Palmer.  The

Secretary  of  State of Texas may forward the  Citation  and this Complaint to Palmer at his home or home office address.

12857 Elaine Drive, Walker, Louisiana 70785.



                   JURISDICTION AND VENUE

     5.     This   Court   has   original   subject   matter

jurisdiction  over  this  action  because  the   amount   in

controversy   exceeds  the  sum  or  value  of   $75,000.00,

exclusive of interest and costs, and is between citizens  of different states. 28 U.S.C.  1332.



     6.     Venue   is  proper  in  this  Court  because   a

substantial part of the events or omissions giving  rise  to the  claims  asserted herein occurred in this  district  and division. 28 U.S.C.  1391(a)(2).

     7.     The   Defendants   are   subject   to   personal

jurisdiction  at  the  time this action  commenced  in  this district and division. Accordingly, venue is proper  in  the

Northern  District  of Texas, Fort Worth Division  under  28

U.S.C.  1391(c).



          FACTS APPLICABLE TO ALL CAUSES OF ACTION

     8.    21st  Century  is  a  publicly-traded  technology

holding   company.   Continually  expanding,  21st   Century

currently has six active wholly-owned subsidiaries.  One  of these subsidiaries is Trident.



     9.    Trident was formed by 21st Century in June  1995.

21st  Century  incorporated  Trident  for  the  purpose   of

licensing an existing patent held by the Los Alamos National

Laboratory  ('Los  Alamos'). The  patent  described  certain magnet-controlled technology. Trident became  the  operating company to develop modifications and/or improvements to  the patented technology licensed from Los Alamos, as well as  to manufacture, market and sell the enhanced technology.

     10.   In  or about July 28, 1999, 21st Century employed

Doug  Spring  ('Spring') and Buren Palmer, II ('Palmer')  to

serve   as   officers  of  Trident.  Spring's  and  Palmer's

employment  was memorialized in separate written agreements.

True  and  correct copies of the employment  agreements  are attached  hereto  as Exhibit '1.' Under  the  terms  of  the employment  agreement executed by Spring, Spring  agreed  to serve  as President of Trident for a one-year term.  He  was responsible for the marketing and product development of the technologies  licensed  by Trident  from  Los  Alamos.  21st

Century  employed  Palmer as the Senior  Vice  President  of

Trident  for a one-year term.  Like Spring, Palmer was  also responsible for the marketing and product development of the licensed  technologies. Trident paid Spring  and  Palmer  an annual salary and issued 600,000 warrants to each individual for  21st  Century's stock for $.10 per  share.  Spring  and

Palmer   subsequently  exercised  these   warrants.   Spring

currently owns 700,000 shares of 21st Century common  stock;

Palmer   owns   600,000.   21st  Century   reposed   special

confidence   in  Spring  and  Palmer  and  entrusted   these

employees   with   Trident's  most   sensitive   proprietary

information relating to the licensed technology.

     11.   At  or about the time Spring became the President

of  Trident,  Spring  was appointed as a  Director  of  21st

Century.

     12.   While  Spring  and  Palmer  served  as  officers,

Trident   invested  considerable  energy  in  the  research,

development,  testing and manufacturing of  improvements  to the  licensed  technology. These  efforts  resulted  in  the development  of  the  magnetic patch devices  known  as  the

'SeaPatch' and 'ProMag' products. These devices are used  to stop  leaks on such objects as ships, barges, storage tanks,

pipelines and railcars.

     13.    21st   Century's   and   Trident's   proprietary

improvements  to  the licensed technology afford  Trident  a

competitive   advantage  in  the  marketplace  because   the

existing  technology  for patching  leaks  takes  a  greater amount  of  time to install and therefore causes  a  greater volume  of leakage of substances potentially harmful to  the environment.

     14.   While  in  the course and scope of their  duties,

Spring  and  Palmer worked on improvements to  the  licensed technology. Additionally, Spring and Palmer, through outside counsel retained and paid for by 21st Century, assisted with the  preparation of two provisional patent applications  for filing with the United States Patent Office relating to  the improved  technology. The patent applications were filed  on

July  3,  2000 and August 16, 2000. Spring and  Palmer  also

were   intimately  involved  in  developing  and   producing

marketing   materials   relating  to   the   newly-developed

technologies.   Trident compensated Spring  and  Palmer  for

their  technology development and marketing in the  form  of salary and stock.

     15.   On several occasions, 21st Century requested that

Spring  and  Palmer sign a written agreement  assigning  all intellectual  property  rights and designs,  inventions  and trade  secrets developed by or learned by Spring and  Palmer during their employment. A true and correct copy of one such

Assignment  is  attached  hereto as  Exhibit  '2.'   Despite

repeated  demands  for  their  execution  of  an  assignment

agreement,   neither   Spring  nor   Palmer   executed   any

assignment.

     16.   As officers responsible for marketing and product

development of Trident's technology, Spring and Palmer  were also  responsible  for  making sales  calls  and  furnishing

Trident's financial information to 21st Century on a regular basis. Although Spring and Palmer initially conducted  these activities to the satisfaction of Trident and 2l~~  Century,

Spring  and  Palmer ceased to make sales  calls  or  provide financial  information  commencing in approximately  January

2001.

     17.   While serving as officers of Trident, both Spring

and  Palmer  regularly  traveled to 21st  Century's  offices located in Tarrant County, Texas for board meetings  and  to provide status reports relating to Trident business.  Spring had to attend 21st Century's board meetings because he was a

Director.  Additionally,  Spring and  Palmer  made  numerous telephone calls on a weekly basis to 21st Century's  offices in Fort Worth, Texas to discuss business matters relating to

Trident's   research,  development  and   testing   of   the

technology  improvements.   Further,  as  discussed   above,

Spring  and  Palmer  mailed Trident's  financial  and  other proprietary information to 21st Century's offices in Tarrant

County,  Texas so that 21st Century could monitor  Trident's activities.

     18.   After  the preparation and filing of  the  patent

application,  Spring  and Palmer met with  Alan  Drake.  Mr.

Drake is the managing partner of 21st Century Funding,  L.P.

I  and  II. During their meeting with Mr. Drake, Spring  and

Palmer  represented that they had complete and  unrestricted rights  to  the technologies developed by Trident. According

to   Spring  and  Palmer,  their  rights  in  the   improved

technologies  included unfettered ownership  of  the  patent application  and  the right to develop,  market,  sell,  and convey the improvements.  Further, Spring and Palmer offered to  sell  their alleged rights in the improved technologies,

as  well as their combined ownership of 1,200,000 shares  in

21st Century, to Drake for the purchase price of $5,000,000.

During  their  solicitation  of  Drake,  Spring  and  Palmer represented that they had previously met with persons and/or entities on the 'East Coast' and had attempted to sell their alleged  rights  to  the technology and their  21st  Century shares for the purchase price of $10,000,000.

     19.   In an attempt to preclude Spring and Palmer  from

wrongfully  conveying  the Trident  technologies  to  anyone else,  Mr.  Drake  signed  an 'Agreement  To  Sell  Personal

Property'  dated  January 26, 2001 (the  'Agreement')  which

purported  to  convey  the  Trident  technologies  and   the

sellers' 21st Century stock. A true and correct copy of  the

Agreement is attached hereto as Exhibit '3.'

     20.  After he signed the Agreement, Mr. Drake contacted

21st  Century's  Chief Executive Officer and President,  Ken

Wilson. Mr. Drake relayed the discussions he had with Spring and  Palmer  and  provided a copy of the  Agreement  to  Mr.

Wilson for his review.

     21.   After  Mr.  Drake  informed  Mr.  Wilson  of  the

Agreement,  Mr.  Wilson subsequently flew  to  Baton  Rouge,

Louisiana to personally meet with Spring and Palmer on March

2,  2001. During the meeting, Mr. Wilson advised Spring  and

Palmer that they did not have any ownership interests in the improved  technologies  and that all  intellectual  property

rights    belonged   to   Trident   and/or   21st   Century.

Additionally,  Mr.  Wilson made repeated demands  that  they cease and desist from attempting to solicit the sale of  the improved  technologies to any person or  entity,  and  again insisted  they  assign the intellectual property  rights  to

Trident.

     22.   At  that time, Spring gave Mr. Wilson two letters

dated March 2, 2001 resigning as President of Trident and as a Director of 21st Century effective March 5, 2001. True and correct  copies  of  the letters dated  March  2,  2001  are attached  hereto  as  Exhibit  '4.'  Palmer  never  formally resigned as Senior Vice President of Trident. However, as  a

result   of   his   conduct,  Trident   requested   Palmer's

resignation on March 16, 2001.

     23.   In  an  attempt to amicably resolve this  dispute

without the need for court intervention, Mr. Wilson has  had numerous conversations with both Spring and Palmer. On April

20,  2001, Spring insisted in a telephone conversation  with

Mr.   Wilson   that  he  and  Palmer  owned   the   enhanced

technologies  developed at the expense of 21st  Century  and

Trident.  Further, Spring stated that he  and  Palmer  would immediately  commence to sell their alleged  rights  to  the enhanced technologies to third parties.

     24.   On  April 25, 2001, five days after Mr.  Wilson's

conversation  with  Spring and Palmer,  21st  Century's  and

Trident's  counsel  addressed  a  letter  to  Spring's   and

Palmer's  attorney, Jack E. Morris, Esq.,  summarizing  21st

Century's   and  Trident's  rights  to  Trident's   enhanced

technologies.  A true and correct copy of the  letter  dated

April 25, 2001 is attached hereto as Exhibit 5.'

     25.   In  response  to  the  letter,  Morris  contacted

counsel  for  21st Century by telephone on April  26,  2001.

Mr.  Morris  represented that Spring and  Palmer  maintained that  they own Trident's technologies and will resolve  this dispute upon payment of a substantial amount of money.

     26.    Both  21st  Century  and  Trident  will   suffer

immediate and irreparable harm if Spring and Palmer are  not enjoined  immediately from attempting to sell  the  enhanced technologies  to  third parties. It is  difficult  for  21st

Century   and  Trident  to  calculate  the  value   of   the

proprietary  `Seapatch' and 'ProMag' technologies,  but  the bulk  of  Trident's  net worth consists of  the  proprietary technology  relating to these two products.  These  magnetic patch  devices  and related magnetic patch applications  are

Trident's  only  products. Injunctive relief will  therefore

assist  Trident  and  21st  Century  from  losing  its   key

intellectual  property. Additionally,  immediate  injunctive relief  is necessary to avoid any potential litigation  that might  ensue  between 21st Century, Trident  and  any  third party  that  might purchase the technology from  Spring  and

Palmer.

     27.  21st Century and/or Trident are willing to post  a

bond  or  cash deposit in an amount set by the  Court  which shall be available to compensate Spring and/or Palmer in the unlikely  event  it  is  found that a temporary  restraining order and/or preliminary injunctive relief was improvidently issued.



         FIRST CLAIM FOR RELIEF: BREACH OF CONTRACT

     28.  Plaintiffs incorporate and reallege paragraphs  1-

27 above as if fully set forth herein.

     29.    Spring  and  Palmer  materially  breached  their

employment  agreements by failing to  make  sales  calls  or otherwise  market Trident's technologies, failing to  supply financial  information  to 21st Century  so  that  it  could monitor Trident's business activities, attempting to  convey

Trident's  technologies to persons and/or  entities  without authorization, and refusing to assign to Plaintiffs any  and all  inventions  or  other intellectual  property  developed while serving as officers of Trident.

     30.  Spring's and Palmer's breaches of their respective

agreements   have   damaged  Plaintiffs.   Plaintiffs   have

performed  all  conditions precedent to recovery  under  the

employment  agreements.  Therefore,  Plaintiffs   seek   all

damages  caused  by  these Defendants,  including,  but  not limited to, disgorgement of any proceeds received by  Spring and  Palmer  for their wrongful attempt to convey  Trident's enhanced technologies.



               SECOND CLAIM FOR RELIEF: CONVERSION

     31.  Plaintiffs incorporate and reallege paragraphs  1-

30 above as if fully set forth herein.

     32.   Spring  and Palmer wrongfully exercised  dominion

and   control   over   21st   Century's   and/or   Trident's

intellectual  property rights in the enhanced  technologies.

Additionally,  these  Defendants refused  to  return  and/or disclaim  any  rights  to the improved  technologies.  As  a proximate  result  of  Spring's and Palmer's  conversion  of

Trident's enhanced technologies, for which they are  jointly and  severally liable, 21st Century and/or Trident have been damaged.

     33.  Moreover, the aforementioned conduct of Spring and

Palmer  in  converting Plaintiffs' property  was  done  with malice,  as  that term is defined in Texas Civil Practice  &

Remedies  Code  41.001. Accordingly, Plaintiffs are entitled to  exemplary  damages  in an amount  sufficient  to  punish

Spring and Palmer and deter similar conduct.




  THIRD CLAIM FOR RELIEF: MISAPPROPRIATION OF TRADE SECRETS

     34.  Plaintiffs incorporate and reallege paragraphs  1-

33 above as if fully set forth herein.

     35.  Plaintiffs expended reasonable efforts to keep the

information relating to the enhanced technologies a  secret.

This  proprietary and confidential information  relating  to the improved technologies derives independent economic value from  not  being generally known to the public or  to  other persons who can obtain economic value from its disclosure or use.

     36.   Plaintiffs  have  taken  reasonable  efforts   to

maintain  the secrecy of this intellectual property.  Spring and Palmer misappropriated, through disclosure or use of the information,  inevitable or otherwise,  all  or  substantial portions  of  the  proprietary information relating  to  the enhanced technologies.

     37.  Spring's and Palmer's misappropriation is willful,

malicious  and  has  caused  Plaintiffs  to  suffer   actual

damages.  The  Defendants' misappropriation  violates  Texas common  law.  Spring and Palmer should be  required  to  pay

Plaintiffs'  actual damages, including, but not limited  to,

disgorgement of any proceeds received related to the sale of

Trident's technologies.

     38.    Moreover,   Spring's  and  Palmer's   theft   of

Plaintiffs' intellectual property was done with  malice,  as that term is defined in Texas Civil Practice & Remedies Code

  41.001.  Accordingly, Plaintiffs are entitled to exemplary damages  against the Defendants in an amount  sufficient  to punish Spring and Palmer and deter similar conduct.


     FOURTH CLAIM FOR RELIEF: TEXAS THEFT LIABILITY ACT

     39.  Plaintiffs incorporate and reallege paragraphs  1-

38 above as if fully set forth herein.

     40.    Spring   and   Palmer  unlawfully   appropriated

Plaintiffs'  intellectual property.  These  Defendants  have retained  possession  of Plaintiffs'  intellectual  property despite demand for the return of the property.

     41.   Spring's  and Palmer's unlawful appropriation  of

Plaintiffs'  intellectual  property,  for  which  they   are

jointly and severally liable, has proximately caused damages to  Plaintiffs. Consequently, the Defendants are liable  for

the   damages   resulting  from  the  theft  of  Plaintiffs'

property.

     42.   Moreover,  Plaintiffs  are  entitled  to  recover

additional  damages from Spring and Palmer as allowed  under section  134.005  of the Texas Civil Practice  and  Remedies

Code.



      FIFTH CLAIM FOR RELIEF: BREACH OF FIDUCIARY DUTY

     43.  Plaintiffs incorporate and reallege paragraphs  1-

42 above as if fully set forth herein.

     44.   At all times material to this civil action Spring

and  Palmer were employed as corporate officers of  Trident.

Further, Spring served as a director 21st Century.

     45.   Plaintiffs reposed a special confidence in Spring

and  Palmer  and entrusted these employees with  their  most sensitive proprietary information.  Indeed, the confidential

and   proprietary  information  relating  to  the   enhanced

technologies was the single most important asset of Trident.

     46.   Accordingly,  Spring and  Palmer  owed  fiduciary

duties   to  Plaintiffs.   The  Defendants  breached   their

fiduciary obligations by, inter alia:


     a. refusing to assign to Trident any inventions and other intellectual property which they developed while officers of Trident;

     b. failing to return confidential and proprietary information upon termination of employment and in response to demands for the return thereof;

     c. disclosing Plaintiffs' trade secrets relating to the enhanced technologies;

     d.   attempting  to  financially  benefit  by   selling
          Plaintiffs' intellectual property rights to third parties without authorization;

     e.   failing  to  use  reasonable  efforts  to  provide
          Plaintiffs   information   relevant   to   affairs
          entrusted   to   Spring  and  Palmer   and   which
          Plaintiffs would desire to receive; and

     f. failing to conduct themselves with propriety such that Spring and Palmer did not bring disrepute upon Plaintiffs.

     47.   Spring's and Palmer's breaches of their fiduciary

obligations have caused Plaintiffs to suffer damages.

     48.    Moreover,  the  Defendants'  breaches  of  their

fiduciary  obligations causing Plaintiffs' damages  resulted from  Spring's  and  Palmer's conscious indifference,  gross

negligence,   fraud   or  malicious  conduct.   Accordingly,

Plaintiffs   seek  exemplary  damages  for  the  Defendants'

breaches  of  their  fiduciary  obligations  in  an   amount

sufficient  to  punish Spring and Palmer and  deter  similar conduct.



          SIXTH CLAIM FOR RELIEF: CIVIL CONSPIRACY

     49.  Plaintiffs incorporate and reallege paragraphs 1-48

          above as if fully set forth herein.

     50.    Spring  and  Palmer  conspired  to  conduct   an

unauthorized  and purported sale of Plaintiffs' intellectual property for their own personal benefit.  From the inception of  the  agreement  between  the Defendants  to  commit  the unauthorized  sale, it was Spring's and Palmer's  intent  to cause injury to Plaintiffs.

     51.   Spring's and Buren's collaboration in  attempting

to   sell  Plaintiffs'  intellectual  property  has   caused

Plaintiffs to suffer damages.

     52.  Moreover, Spring's and Palmer's conspiracy to harm

Plaintiffs was done with malice, as that term is defined  in

Texas  Civil  Practice & Remedies Code  41.001. Accordingly,

Plaintiffs  are entitled to exemplary damages in  an  amount sufficient  to  punish  the  Defendants  and  deter  similar conduct.


          SEVENTH CLAIM FOR RELIEF: ATTORNEYS' FEES

     53.  Plaintiffs incorporate and reallege paragraphs  1-

52 above as if fully set forth herein.

     54.   As  a result of the Defendants breaches of  their

respective  employment  agreements,  as  described   herein,

Plaintiffs  employed the undersigned attorneys to  prosecute this  action. Plaintiffs agreed to pay a reasonable fee  for the services of the undersigned counsel.

     55.   Plaintiffs presented Spring and Buren with notice

of  a  claim  under Tex. Civ. Prac. & Rem. Code  38.001,  et seq,  and are therefore entitled to recover their reasonable attorneys'  fees incurred in presenting and prosecuting  the

claims   asserted  herein.  In  the  event  of  an   appeal,

Plaintiffs  will be entitled to their reasonable  attorneys'

fees incurred in taking or defending such an appeal.

     56.   Additionally, Plaintiffs are entitled to  recover

their reasonable attorneys' fees incurred in presenting  and prosecuting  its  claims  against Spring  and  Palmer  under

Chapter  134 of the Texas Civil Practice and Remedies  Code.

In  the  event of an appeal, Plaintiffs will be entitled  to their  reasonable  attorneys' fees  incurred  in  taking  or defending such an appeal.



        APPLICATION FOR TEMPORARY RESTRAINING ORDER,
        PRELIMINARY INJUNCTION & PERMANENT INJUNCTION

     57.  Plaintiffs incorporate and reallege paragraphs  1-

56 above as if fully set forth herein.

     58.   As  indicated by the Declaration  of  Ken  Wilson

filed  in  support of Plaintiffs' Application for  Entry  of

Temporary Restraining Order, Spring and Palmer threatened to wrongfully  sell  Trident's  magnetic  patch  technology  as recently  as  Friday,  April 20,  2001.  Spring  and  Palmer continue to assert that they own the Trident magnetic  patch technologies  and  can freely assign this technology,  which constitutes  the single most valuable asset of  Trident,  to any third party. They further claim that the proceeds of any such sale would belong to them. Temporary, preliminary,  and permanent  injunctive relief will therefore be necessary  to prevent  the Defendants' wrongful attempts to sell Trident's proprietary technology.

59.              59.      Because any such sale or attempted

sale  will necessarily involve disclosure or use of  Trident

proprietary  technology,  a  temporary  restraining   order,

preliminary  and permanent injunctive relief  will  also  be necessary  to  prevent the irreparable harm created  by  the

attempted   sale   and  disclosure  of  Trident's   valuable

proprietary  technology. Monetary damages will be  difficult to calculate and will necessarily be an inadequate remedy.

      60.  Plaintiffs'  separate Application  for  Entry  of

Temporary  Restraining Order establishes that (1) Plaintiffs have  a  probable right of recovery of their claims  against the  Defendants;  (2) Plaintiffs will suffer  immediate  and irreparable  harm if Spring's and Palmer's conduct  are  not restrained  by  a  temporary restraining order,  preliminary injunction, and, ultimately, a permanent injunction; (3) the threatened  harm to Plaintiffs from the Defendants'  conduct outweighs  any  potential harm to the  Defendants  resulting from  the  issuance of injunctive relief; (4)  there  is  no countervailing hardship upon Spring and Palmer as  a  result of  being restrained from what they are legally forbidden to do;  and  (5)  public policy favors the  use  of  injunctive relief to protect trade secrets and fair competition.

      61.  Plaintiffs  are willing to post a  bond  or  cash

deposit  in  an  amount  set by the  Court  which  shall  be available  to  compensate Spring and Palmer in the  unlikely event  it is found that the temporary restraining order  and preliminary injunction were improvidently issued.

      62.  Plaintiffs therefore seek a temporary restraining

order and preliminary injunction restraining Spring, Palmer,

their  agents,  and  those  persons  in  active  concert  or participation with them from:


          (a)  transferring, disclosing or using Plaintiffs'
               proprietary'   information,   products    and
               property, including Trident's magnetic patch technologies, to any person or entity;

          (b) attempting to transfer or disclose Plaintiff's proprietary information, products and property, including Trident's magnetic patch technologies, to any person or entity;

          (c)  transferring,  selling,  otherwise  conveying
               Plaintiffs' products and property,  including
               Trident's magnetic patch technologies, to any person or entity; and


          (d) concealing, altering, removing or destroying any documents concerning or relating to Plaintiffs' magnetic patch technologies, including without limitation, the patent application, blueprints, diagrams, product specifications, customer lists, marketing and sales plans, financial information, and cost and pricing information.

63.  Plaintiffs further seek mandatory injunctive relief,

including a temporary, preliminary and permanent injunction

order requiring Spring, Palmer, their agents, and those

persons in active concert with them, to:



          (a) execute an assignment agreement assigning to Trident or 21st Century any and all intellectual property rights relating to the Trident magnetic patch technologies, including any patents, patent applications, or other property which Spring and Palmer purport to own or control;

          (b) return and place in to the registry of the Court the $15,000 down payment received from Alan Drake as consideration for the purported sale of the Trident magnetic patch technologies; and

          (c) return all of the Plaintiffs' property within the possession, custody or control of Spring and Palmer to Trident and 21st Century.

64.  Plaintiffs further pray that, following trial of this

case, a permanent injunction embodying the terms of the

temporary injunction order be entered.



                           PRAYER

      WHEREFORE, Plaintiffs pray that Spring and Palmer be

cited to appear and answer, and that upon final hearing

Plaintiffs have judgment against these Defendants as

follows:


          (1)  for damages resulting from Spring's and
          Palmer's breaches of the employment agreements as set forth above;

          (2) Plaintiffs' actual damages incurred as a result of Spring's and/or Palmer's actions as referenced above;

          (3) exemplary damages against Spring and Palmer as permitted by law;

          (4) statutory damages against Spring and Palmer as permitted by law;

          (5) the entry of a temporary restraining order, preliminary injunction and permanent injunction restraining Spring, Palmer, their agents and those persons in active concert with them, from:

          (a) transferring, disclosing or using Plaintiffs' proprietary information. products and property, including Trident's magnetic patch technologies, to any person or entity;

          (b)  attempting to transfer or disclose
               Plaintiff's proprietary information, products and property, including Trident's magnetic patch technologies, to any person or entity;

          (c) transferring, selling, using or otherwise conveying Plaintiffs' products and property, including Trident's magnetic patch technologies, to any person or entity; and

          (d) concealing, altering, removing or destroying any documents concerning or relating to Plaintiffs' magnetic patch technologies, including without limitation, the patent application, blueprints, diagrams, product specifications, customer lists, marketing and sales plans, financial information, and cost and pricing information.

          (6)  the entry of a mandatory injunction,
          including a temporary, preliminary and permanent injunction order requiring Spring, Palmer, their agents and those persons in active concert with them, to:

          (a) execute an assignment agreement assigning to Trident or 21st Century any and all intellectual property rights relating to the Trident magnetic patch technologies, including any patents, patent applications, or other property which Spring and Palmer purport to own or control;

          (b) return and place in to the registry of the Court the $15,000 down payment received from Alan Drake as consideration for the purported sale of the Trident magnetic patch technologies; and


          (c) return all of the Plaintiffs' property within the possession, custody or control of Spring and Palmer to Trident and 21st Century.

          (7)  attorneys' fees through trial and any appeal;

          (8) prejudgment interest on all compensatory damages awarded herein. and post-judgment interest on all sums awarded herein, all at the rate provided by law,

          (9)  Plaintiffs' costs of court; and

          (10) for such other and further relief at law or in equity, to which Plaintiffs may be entitled.

                              Respectfully submitted,


By: /s/ Mark D. Taylor
                                   Mark D. Taylor
                                   State Bar No.19713250
                                   Clayton E. Bailey
                                   State Bar No.00796151

                                   BAKER & MCKENZIE

                                   2300 Trammell Crow Center
                                   2001 Ross Avenue
                                   Dallas, Texas 75201
                                  Tel: 214/978-3000
                                   Fax: 214/978-3099

                                   ATTORNEYS FOR PLAINTIFFS
                                 21st   CENTURY TECHNOLOGIES
                                   CORPORATION & TRIDENT
                                   TECHNOLOGIES, INC.




             IN THE UNITED STATES DISTRICT COURT
             FOR THE NORTHERN DISTRICT OF TEXAS
                     FORT WORTH DIVISION
21st CENTURY TECHNOLOGIES,
INC. and TRIDENT
TECHNOLOGIES, INC.,

               Plaintiffs,

V.

                                       Civil Action No. 401-
                                       CV-0338-Y
DOUG SPRING and BUREN PALMER,
               Defendants.


                  DECLARATION OF KEN WILSON
                              -

     I, Ken Wilson, declare as follows:

      1.   "My name is Ken Wilson. I am the Chairman of  the

Board,  President,  and  Chief  Executive  Officer  of  21st

Century  Technologies, Inc. ('21st Century'). I  am  also  a

Director of 21st Century's wholly-owned subsidiary,  Trident

Technologies,  Inc.  ('Trident'). I have personal  knowledge of  the  matters  set  forth herein, and,  if  called  as  a witness, I could and would testify competently thereto.

      2.   21st Century is a Nevada corporation that has its

principal place of business and headquarters located at 5050

E. Belknap Street, Haltom City, Tarrant County, Texas 76117.

21st   Century  is  a  publicly-traded  technology   holding

company.  Continually expanding, 21st Century currently  has

six   active  wholly-owned  subsidiaries.   One   of   these

subsidiaries is Trident.

      3.   Trident was formed by  21st Century in June 1995.

21st  Century  incorporated  Trident  for  the  purpose   of

licensing an existing patent held by the Los Alamos National

Laboratory  ('Los  Alamos').  The patent  described  certain magnet-controlled technology. Trident became  the  operating company to develop modifications and/or improvements to  the patented technology licensed from Los Alamos, as well as  to manufacture, market and sell the enhanced technology.

      4.   In  or  about July 28,1999, 21st Century employed

Doug  Spring ('Spring') and Buren Palmer ('Palmer') to serve as  officers  of  Trident. Spring's and Palmer's  employment were memorialized in separate written agreements.  True  and correct  copies  of the employment agreements  are  attached hereto  as  Exhibit '1.  Under the terms of  the  employment agreement  executed  by Spring, Spring agreed  to  serve  as

President of Trident for a one-year term. He was responsible

for   the   marketing   and  product  development   of   the

technologies  licensed  by Trident  from  Los  Alamos.  21st

Century  employed  Palmer as the Senior  Vice  President  of

Trident  for a one-year term. Like Spring, Palmer  was  also responsible for the marketing and product development of the licensed  technologies. Trident paid Spring  and  Palmer  an annual salary and issued 600,000 warrants to each individual for  21st  Century's stock to each individual for  $.10  per

share.  Spring  and  Palmer  subsequently  exercised   these

warrants.  Spring  currently owns  700,000  shares  of  21st

Century  common stock; Palmer owns 600,000.    21st  Century

reposed   special  confidence  in  Spring  and  Palmer   and

entrusted  these  employees with  Trident's  most  sensitive proprietary information relating to the licensed technology.

      5.   At  or about the time Spring became the President

of  Trident,  Spring  was appointed as a  Director  of  21st

Century.

      6.   While Spring and Palmer served as officers,  21st

Century  (through Trident) and Trident invested considerable

energy   in   the   research,   development,   testing   and

manufacturing  of  improvements to the licensed  technology.

These  efforts resulted in the development of  the  magnetic patch  devices known as the 'SeaPatch' and ProMag' products.

These  devices  are used to stop leaks on  such  objects  as ships, barges, storage tanks, pipelines and railcars.

      7.    21st   Century's   and   Trident's   proprietary

improvements  to  the licensed technology afford  Trident  a

competitive   advantage  in  the  marketplace  because   the

existing  technology  for patching  leaks  takes  a  greater amount  of  time to install and therefore causes  a  greater volume  of leakage of substances potentially harmful to  the environment.

      8.   While  in  the course and scope of their  duties,

Spring  and  Palmer worked on improvements to  the  licensed technology. Additionally, Spring and Palmer, through outside counsel retained and paid for by 21st Century, assisted with the  preparation of two provisional patent applications  for filing with the United States Patent Office relating to  the improved  technology. The patent applications were filed  on

July  3,  2000 and August 16, 2000. Spring and  Palmer  also

were   intimately  involved  in  developing  and   producing

marketing   materials   relating  to   the   newly-developed

technologies.  Trident  compensated Spring  and  Palmer  for their  technology development and marketing in the  form  of salary and stock.

      9.   On several occasions, 21st Century requested that

Spring  and  Palmer sign a written agreement  assigning  all intellectual  property  rights and designs,  inventions  and trade  secrets developed by or learned by Spring and  Palmer during their employment. A true and correct copy of one such

Assignment  is  attached  hereto  as  Exhibit  '2.'  Despite repeated  demands  for  their  execution  of  an  assignment

agreement,   neither   Spring  nor   Palmer   executed   any

assignment.

      10.  While serving as officers of Trident, both Spring

and  Palmer  traveled to 21st Century's offices  located  in

Tarrant  County,  Texas  at least once  a  month  for  board meetings  and to provide status reports relating to  Trident

business.   Spring  had  to  attend  21st  Century's   board

meetings because he was a Director. Additionally. Spring and

Palmer  made numerous telephone calls on a weekly  basis  to

21st  Century's  offices  in Fort Worth,  Texas  to  discuss business matters relating to Trident's research, development and  testing of the technology improvements. Further, Spring and  Palmer mailed Trident's financial and other proprietary information  to  21st Century's offices in  Tarrant  County,

Texas   so   that  21st  Century  could  monitor   Trident's

activities.

      11.  Subsequent to the preparation and filing  of  the

patent  application, Spring and Palmer met with Alan  Drake.

Mr.  Drake is the managing partner of 21st Century  Funding,

L.P.  I and II.  During their meeting with Mr. Drake, Spring

and   Palmer   represented  that  they  had   complete   and

unrestricted   rights  to  the  technologies  developed   by

Trident. According to Spring and Palmer, their rights in the improved technologies included unfettered ownership  of  the patent  application and the right to develop, market,  sell,

and  convey  the improvements.  Further, Spring  and  Palmer offered  to  sell  their  alleged  rights  in  the  improved

technologies,  as  well  as  their  combined  ownership   of

1,200,000 free trading shares in 21st Century, to Drake  for the  purchase price of $5,000,000. During their solicitation of  Drake,  Spring  and  Palmer represented  that  they  had previously  met with persons and/or entities  on  the  'East

Coast' and had attempted to sell their alleged rights to the technology  and their 21st Century shares for  the  purchase price of $10,000,000.

      12.  In an attempt to preclude Spring and Palmer  from

wrongfully  conveying  the Trident  technologies  to  anyone else,  Mr.  Drake  signed  an 'Agreement  To  Sell  Personal

Property'  dated  January 26, 2001 (the  'Agreement')  which

purported  to  convey  the  Trident  technologies  and   the

sellers' 21st Century warrants. A true and correct  copy  of the Agreement is attached hereto as Exhibit '3.'

      13. After he signed the Agreement, Mr. Drake contacted

me.   Mr.  Drake relayed the discussions he had with  Spring

and Palmer and provided a copy of the Agreement to me for my review.

      14.  After  Mr. Drake informed me of the Agreement,  I

subsequently  flew to Baton Rouge. Louisiana  to  personally meet with Spring and Palmer on March 2, 2001, advised Spring and Palmer that they did not have any ownership interests in the improved technologies and that all intellectual property

rights    belonged   to   Trident   and/or   21st   Century.

Additionally,  I made repeated demands that they  cease  and desist  from attempting to solicit the sale of the  improved technologies  to  any person or entity, and  again  insisted they assign the intellectual property rights to Trident.

      15.  At  that  time, Spring gave me two letters  dated

March  2,  2001 resigning as President of Trident and  as  a

Director  of 21st Century effective March 5, 2001. True  and correct  copies  of  the letters dated  March  2,  2001  are attached  hereto  as  Exhibit  '4.'  Palmer  never  formally resigned as Senior Vice President of Trident. However, as  a

result   of   his   conduct,  Trident   requested   Palmer's

resignation on March 16, 2001.

      16.  In  an  attempt to amicably resolve this  dispute

without the need for court intervention, I have had numerous conversations  with  both Spring and Palmer.  On  April  20,

2001,  Spring insisted in a telephone conversation  with  me that Palmer and he owned the enhanced technologies developed at  the expense of 21st Century and Trident. Further, Spring stated that he and Palmer would immediately commence to sell their  alleged rights to the enhanced technologies to  third parties.

      17. On April 25, 2001, five days after my conversation

with  Spring, 21st Century's and Trident's counsel addressed a  letter to Spring's and Palmer's attorney, Jack E. Morris,

Esq.,  summarizing  21st Century's and Trident's  rights  to

Trident's enhanced technologies. A true and correct copy  of the  letter  dated  April 25, 2001  is  attached  hereto  as

Exhibit '5.'

      18.  In  response  to  the  letter,  Morris  contacted

counsel  for  21st Century by telephone on April  26,  2001.

Mr.  Morris  represented that Spring and  Palmer  maintained that  they own Trident's technologies and will resolve  this dispute upon payment of a substantial amount of money.

      19.   Both  21st  Century  and  Trident  will   suffer

immediate and irreparable harm if Spring and Palmer are  not enjoined  immediately from attempting to sell  the  enhanced technologies to third parties.  It is difficult to calculate

the   value  of  the  proprietary  'SeaPatch'  and  'ProMag'

technologies, but I can represent that the bulk of Trident's net  worth consists of the proprietary technology  to  these two  products.  These  magnetic patch  devices  and  related magnetic  patch  applications are Trident's  only  products.

Injunctive  relief will therefore assist  Trident  and  21-"

Century   from   losing   its  key  intellectual   property.

Additionally,  immediate injunctive relief is  necessary  to avoid any potential litigation that might ensue between 21st

Century, Trident and any third party that might purchase the technology from Spring and Palmer.

      20. 21st Century and/or Trident are willing to post a

bond or cash deposit in an amount set by the Court which

shall be available to compensate Spring and/or Palmer in the unlikely event it is found that a temporary restraining

order and/or preliminary injunctive relief was improvidently issued.

     21. I declare under penalty of perjury that the

     foregoing is true and correct." Executed this 26th day

     of April, 2001.

                                        /s/ Ken Wilson
                                        Ken Wilson

           EXHIBIT 1 TO DECLARATION OF KEN WILSON

                    EMPLOYMENT AGREEMENT

    This Employment Agreement ("Agreement") made and entered into as of July 28, 1999, by and between 21st CENTURY TECHNOLOGIES, INC., a Nevada corporation (the "Company" ) and DOUG SPRING ("Spring") for and in consideration of the mutual promises herein contained and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows;

   1.     DUTIES.    During the term of this Agreement,
Spring will be responsible for marketing and product development of Trident Technologies Inc. ("Trident") as its President.

   2.     TERM.    The term of this Agreement shall be for a
term of One (1) year commencing as the date first written above and renewable after the end of every year.

    3.    COMPENSATION.

    (a) The Company will pay Spring a base salary of $65,000 per year paid weekly subject to all applicable federal and state withholding taxes and other requirements.

     (b) The Company will pay Spring a three percent (3%) sales commission on goods sold by him payable at the time of receipt of payment by the Company in the following, increments: 1.5% in cash and 1.5% in stock.

     (C)  The Company will issue to Spring 600,000 warrants
          @ .10 per share.

    4.    EMPLOYEE BENEFITS.

    The Company will provide Spring with such employee benefits, including but not limited to, dental and medical, as it provides to members of its Board of Directors.

   5.     TERMINATION.    Tile Company may terminate Spring
for "Cause" (as hereinafter defined) . The term "Cause" as used herein, shall mean a material breach of this Agreement by Spring, an act of fraud, dishonesty or willful conduct detrimental to the Company. Upon termination, the Company's obligation to Spring shall cease. However, Spring will be bound by the terms of a Confidentiality and Non-Disclosure Agreement which must be entered into by him as a condition of employment herein.


    6  NOTICES.    Any notices hereunder shall be made by
certified first class mail with return receipt requested to the Company at its corporate headquarter address and to Spring at his residence.

    7.    MISCELLANEOUS.    If any part of this Agreement is
deemed to be invalid than the remaining parts of this Agreement shall survive as if the invalid provision did not exist.

   8. LAW. This Agreement shall be construed in accordance with the laws of the State of Texas.

    9-    MODIFICATION.  This Agreement may not be modified
except in writing signed by all of the parties.

10. COMPLETE AGREEMENT. This Agreement is the complete agreement of the parties and supercedes and replaces any and all oral and/or written understandings of the parties if any.


ACCEPTED AND AGREED TO:
21st Century Technologies, Inc.


                                      ACCEPTED AND AGREED
   TO:
                                      Doug Spring

BY: /s/Patricia Wilson             BY:/s/Doug Spring
  Patricia Wilson, President

DATED:    July 28,1999                       DATED:    July
     28, 1999


                    EMPLOYMENT AGREEMENT

   This Employment Agreement ("Agreement") made and entered into as of July 28, 1999, by and between 21st CENTURY TECHNOLOGIES, INC, a Nevada corporation (the "Company") and BUREN PALMER ("Palmer") for and in consideration of the mutual promises herein contained, and for other good and valuable consideration the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

    1. DUTIES.    During the term of this Agreement, Palmer
will be responsible for marketing and product development of Trident Technologies Inc. ("Trident") as its Senior Vice
President.

     2.   TERM.    The term of this Agreement shall be for a
term of One (1) year commencing as the date first written above and renewable after the end of every year.

    3. COMPENSATION.

      (a) The Company will pay Palmer a base salary, of $46,800 per year paid weekly subject to all applicable federal and state withholding taxes and other requirements.

      (b)  The Company will pay Palmer a three percent (3%)
           sales commission on goods sold by him payable at
           the time of receipt of payment by the Company in
           the following increments: 1.5% in cash and  1.5%
           in stock.

      (c)  The Company will issue to Palmer 600,000 warrants
           @ .10 per share.

    4.     EMPLOYEE BENEFITS.

    The company will provide Palmer with such employee benefits including but not limited to, dental and medical, as it provides to members of its Board of Directors.

    5.    TERMINATION.    The Company may terminate Palmer
for "Cause" (as hereinafter defined). The term "Cause" as used herein, shall mean a material breach of this Agreement by Palmer, an act of fraud, dishonesty or willful conduct detrimental to the Company. Upon termination, the Company's obligation to Palmer shall cease. However, Palmer will be bound by the terms of a Confidentiality and Non-Disclosure
Agreement which must be entered into by him as a condition of employment herein.

    6.    NOTICES.    Any notices hereunder shall be made by
certified first class mail with return receipt requested to the Company at its corporate headquarter address and to Palmer at his residence.

    7.    MISCELLANEOUS.    If any part of this Agreement is
deemed to be invalid than the remaining parts of the Agreement shall survive as if the invalid provision did not exist.

    B.    LAW.    This Agreement shall be construed in
accordance with the Laws of the State of Texas.

     9.   MODIFICATION.    This Agreement may not be
modified except in writing signed by all of the parties.

    10.   COMPLETE AGREEMENT.    This Agreement is the
complete agreement of the parties and supercedes and replaces any and all oral and/or written understandings of the parties if any.


ACCEPTED AND AGREED TO:            ACCEPTED AND AGREED TO:
                                   Buren Palmer
21st Century Technologies, Inc.


BY:/s/Patricia Wilson              BY:/s/Buren T. Palmer II
  Patricia Wilson, President

DATED:    July 26, 1999


           EXHIBIT 2 TO DECLARATION OF KEN WILSON

                         ASSIGNMENT

    This Assignment  is  executed  this________
_________________________________  day  of 2001 by Douglas
Spring, hereinafter   referred to as "Assignor."

      Whereas, Assignor has been employed as an officer of Trident Technologies, Inc., hereinafter referred to as
"Assignee", pursuant to an Employment Agreement with Assignee's parent corporation, 21st Century Technologies, Inc., hereinafter referred to as "21st Century" and has additionally served as a Director of 21st Century; and

      Whereas,  while  employed in such capacities  Assignor
has developed intellectual properties, including new and useful improvements in methods and apparatuses for rapidly plugging leaks in containers which include, without limitation, improvements which are the subject of currently pending patent applications, and improvements which include suction cup and adhesive technology ("the technology"); and

      Whereas, Assignor recognizes that Assignee and 21st Century have a legitimate interest and expectancy in all such technology which was developed while Assignor was employed as an officer, director or employee of Assignee and/or 21st Century, and wishes to hereby assign any and all rights to Assignee that he may have in the technology.

      NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Assignor hereby assigns to Assignee all of the technology, and any and all intellectual properties created during the term of Assignor's employment with Assignee and/or 21st Century, including any patented material, patentable material, copyrightable material, trademarks, and any and all such similar inventions creations, or devices.

      Assignor hereby relinquishes and grants to assignee any and all rights, title and interest that he may have, possess, or become legally entitled to, in the technology and intellectual property herein covered.

      This Assignment shall be construed in accordance with the laws of the State of Texas.

      In the event that litigation is commenced to enforce any of the terms of this Agreement, the prevailing party shall be entitled to recover from the other party all costs associated with such litigation, including reasonable attorneys' fees.

      EXECUTED on the date first written above, by the undersigned parties, who hereby acknowledge that they have read and understand this document, and that they execute it of their own free will.


______________________________________________
                      DOUGLAS SPRING, ASSIGNOR

     SUBSCRIBED AND SWORN TO BEFORE ME, the undersigned
     Notary Public,
by the said Douglas Spring on this the______ day of    ,
2001, to
certify which witness my hand and seal of office.





_______________________________________________________
                    NOTARY PUBLIC STATE OF LOUISIANA


           EXHIBIT 3 TO DECLARATION OF KEN WILSON



             AGREEMENT TO SELL PERSONAL PROPERTY
                     JANUARY 26th, 2001


THUS  DOCUMENT  IS  A PURCHASE AND SALES  AGREEMENT  BETWEEN
DOUGLAS SPRING OF DENHAM SPRINGS LOUISIANA AND BUREN  PALMER
OF  WALKER, LOUISIANA (SELLERS), AND ALLEN DRAKE OF VIRGINIA
BEACH, VIRGINIA (PURCHASER).

WHEREAS, DOUGLAS SPRING AND BUREN PALMER (SELLERS) REPRESENT
THAT THEY SHARE EQUALLY [N ALL RIGHTS TO THE "SEA PATCH" AND
"THE    NON    MAGNETIC   ADHESIVE   PATCHING    SYSTEM"(THE
TECHNOLOGIES), AND

WHEREAS. DOUGLAS SPRING AND BUREN PALMER (SELLERS) REPRESENT
THAT THEY INTEND TO LEAVE THE EMPLOY OF TRIDENT TECHNOLOGIES
INC.  DURING  THE YEAR 2001 SO AS TO DEVELOP,  OR  SELL  THE
TECHNOLOGIES, AND

WHEREAS,  ALLEN  DRAKE (THE PURCHASER) DID NOT  SOLICIT  THE
SELLERS SO AS TO ACQUIRE RIGHTS TO THE TECHNOLOGIES, AND

WHEREAS,  ALLEN DRAKE (THE PURCHASER) UNDERSTANDS  THE  HIGH
LEVEL  OF  RESOLVE THAT THE SELLERS HAVE TO DEVELOP  AND  OR
SELL THE SEA TECHNOLOGIES, AND

WHEREAS,  ALLEN  DRAKE (THE PURCHASER) HAS  PRIOR  FINANCIAL
INTEREST IN THE PARENT COMPANY OF TRIDENT TECHNOLOGIES,  AND
THUS  HAS  A PRIOR FINANCIAL INTEREST IN THE DEVELOPMENT  OF
THESE TECHNOLOGIES, AND

WHEREAS. ALLEN DRAKE (THE PURCHASER) DESIRES TO PROTECT  THE
FINANCIAL  INTERESTS  OF  HIMSELF  AND  INVESTORS  THAT   HE
REPRESENTS, AND

WHEREAS,   ALLEN   DRAKE   (THE  PURCHASER)   HAS   TENDERED
CONSIDERATION IN THE AMOUNT OF $7,500 TO DOUGLAS SPRING, AND
$7,500 TO BUREN PALMER,

THE  SELLERS AGREE TO SELL THE TECHNOLOGIES, AND  THE  BUYER
AGREES TO BUY THE DESCRIBED TECHNOLOGIES.

THE BUYER AGREES TO PAY TO THE SELLERS AND THE SELLERS AGREE
TO  ACCEPT  AS  A  TOTAL PURCHASE PRICE 5  MILLION  DOLLARS,
PAYABLE AS FOLLOWS:

$15,000 PAYABLE ON JANUARY 26th, 2001
$985,000 PAYABLE ON MARCH 1st, 2001
$800,000 PAYABLE ON APRIL 1st, 2001
$800,000 PAYABLE ON MAY 1st, 2001
$800,000 PAYABLE ON JUNE 1st, 2001
$800,000 PAYABLE ON JULY 1st, 2001
$800,000 PAYABLE ON AUGUST 1st, 2001


THE  SELLERS  AGREE TO TRANSFER TO DRAKE, OR HIS  DESIGNEES,
ALL RIGHTS, TO THE TECHNOLOGIES UPON FINAL PAYMENT

THE  SELLERS  AGREE TO DELIVER TO DRAKE,  OR  HIS  DESIGNEES
1,200,000  FREE TRADING SHARES OF 2Ist CENTURY  TECHNOLOGIES
ON OR BEFORE MARCH 1st, 2001.



THE  SELLERS AGREE TO SHOW GOOD FAITH IN RESPONDING  TO  ANY
RESONABLE
REQUEST FOR INFORMATION ON THE TECHNOLOGIES TO DRAKE, OR HIS
DESIGNEES.


IN   THE   EVENT  OF  NON-PERFORMANCE  BY  ALLEN   DRAKE(THE
PURCHASER), ALL RIGHTS
TO  THE  TECHNOLOGIES REVERT TO THE SELLERS, AND DRAKE  WITH
THIS DOCUMENTS
COVENANTS  TO  DELIVER  ON AUGUST 1,  2001,  1,200,000  FREE
TRADING SHARES OF 21st
CENTURY TECHNOLOGIES INC. TO THE SELLERS.



/s/ DOUGLAS SPRING                 /S/ ALLEN DRAKE
DOUGLAS SPRING (SELLER)            ALLEN DRAKE (PURCHASER)



/S/ BUREN T. PALMER II
/S TODD RAWLINGS
BUREN PALMER (SELLERS              TODD RAWLINGS (WITNESS)

           EXHIBIT 4 TO DECLARATION OF KEN WILSON

March 2, 2001

Doug Spring
10320 Lonepine Road
Denham Springs, La. 70726

Ken Wilson
Chairrnan of the Board
21st Century Technologies Corp
2513 East Loop 820 North
Fort Worth, Texas 76118

Ken,

This letter is to inform you that I am resigning as President of Trident Technologies Corporation effective
March 5, 2001.

I feel that my time at Trident has been well spent. We have made a lot of progress, and I am leaving Trident at a time when the company is at its strongest.
I fully intend to make the transition in such a way as to benefit 21st Century and its shareholders however possible. I wish nothing but the best for the company and I look forward to seeing it thrive in the future.

Sincerely,



/s/ Doug Spring
Doug Spring
March 2, 2001

Doug Spring
10320 Lonepine Road
Denham Springs, La. 70726


Ken Wilson
Chairman of the Board
21st Century Technologies
2513 East Loop 820 North
Fort Worth, Texas 76118

Ken,

This letter is to serve as formal notification that I am resigning as a member of the Board of Directors of 21st Century Technologies as of March 5, 2001. I feel that my time on the Board has been a tremendous learning experience, and I am happy to know that I have been able to be somewhat of a service to 21st Century, and its shareholders.


Sincerely,



/s/ Doug Spring
Doug Spring
           EXHIBIT 5 TO DECLARATION OF KEN WILSON

              (LETTERHEAD OF BAKER & MCKENZIE)


April 25, 2001

Jack E. Morris                          Via Facsinille (225)
768-7394
Attorney at Law
4051 Veterans Blvd.
Suite 208
Metairie, Louisiana 70002

Re:    Case  law  describing the obligation of  a  corporate
officer or director to assign inventions to a corporation

Dear Mr. Morris:

     This letter summarizes the cases supporting the position that Messrs. Spring and Palmer are obliged to assign their inventions to 21st Century. This position is supported by either of two theories: i) Messrs. Spring and Palmer are required to assign their inventions to 21st
Century because of their fiduciary duties owed to 21s! Century and Trident Technologies; and ii) Messrs. Spring and Palmer are obliged to assign their inventions to 21st Century because they were hired to invent the Sea-Patch technology.

OBLIGATION OF A FIDUCIARY TO ASSIGN INVENTIONS

     A corporate officer or director is required to assign inventions to a corporation as a result of his fiduciary duty to the corporation. The leading case on this rule is Davis V. Alwac Int'l, Inc., 369 S.W.2d 797 (Tex. Civ. App-Beaumont 1963, writ refd n.r.e.). In Davis v.Alwac, Mr. Davis was an officer and director of a corporation and was also a co-inventor of several patent applications that were pending before the U.S. Patent Office. Davis V. Alwac, 369 S.W.2d at 802. The patent applications related to improvements in monorail equipment, which was the line of business of the corporation. Id. At trial, Mr. Davis alleged that he '~as under no obligation to assign the patent applications to the corporation. The court was unpersuaded by this argument:

         [Mr. Davis'] name was listed on the applications pending as a co-inventor. This was done while he was serving as an officer and director of said company. Having been so connected with the company, he was in a fiduciary relationship with it and should have exercised the utmost good faith in all transactions touching his duties to it and to its property. Among the obligations which this fiduciary dutv imposes on Mr. Davis is the one that anv inventions which he niav develop while occupving such a position and which relate to the occupation of the corporation must be assigned to the corporation for its benefit.

Id. (emphasis added). This proposition has been widely accepted in jurisdictions outside of Texas. See Kennedy y. Wnght, 676 F. Supp. 888, 892 (C.D. Ill. 1988); Lefiell v.
US., 162 Ct. Cl. 865 (1963); Mechanical Plastics Corp. v. Thaw, 197 U.S.P.Q. 651,654 (N.Y. Sup. Ct. 1977); and Paul C.
Van  Slyke  &  Mark  M.  Friedman,  Employer  '5  Rights  to
Inventions and Patents of Its Officers, Directors and Employees, 18 ALPLA Q.J. 127, 147-54 (1990). Thus, case law clearly dictates that Messrs. Spring and Palmer are obliged to assign their patent applications to 2l~~ Century because of their fiduciary obligations as officers and directors.

     The employment agreements between Messrs. Spring and Palmer and 21 Century state that they are governed by Texas law. However, even if the agreements are governed by another state's law, such as Louisiana, this will not affect the obligation of a corporate officer or director to assign the patent applications. Louisiana law states that officers and directors are fiduciaries as to their corporations. and are required to discharge the duties of their position in good faith and "with the diligence, care, judgment and skill which ordinarily prudent men would exercise under similar circumstances in like positions." La. Rev. Stat. Ann 12:91; Riverciiy V. American Can Co., 600 F.Supp. 908, 922 (F. D. La. 1984). Accordingly, even if the fiduciary duties of Messrs. Spring and Palmer are governed bv Louisiana law, they will be required to assign the inventions to 21st Century.

EMPLOYEES HIRED TO INVENT MUST ASSIGN INVENTIONS

          The Supreme Court has recognized that when an employee is hired to invent, the employee is obliged to assign any patents that he develops during his employment to the employer. See US. v. Dubilier Condenser Corp., 289 U.S. 178, 187 (1933) ("one employed to make an invention, who succeeds, during his term of service, in accomplishing that task, is bound to assign to his employer any patent obtained. The reason is that he has only produced that which he was employed to invent. His invention is the precise subject of the contract of employment"). Because Messrs. Spring and Palmer were hired for the purpose of developing and marketing the Sea-Patch device, they are required to assign any related patent applications to 21st Century.

          This letter describes only some of the cases related to the ownership of the patent applications by 21st
Century. This letter does not address any other legal remedies or theories which may apply to Messrs. Spring and Palmer's actions. Please call if you have any questions regarding these cases.

                      Very truly yours,


                     /s/ Mark D. Taylor
                       Mark D. Taylor

cc:  John G. Flaim (firm)